Other Securities Owned	12 Months Ended
Dec. 31, 2012
Other Securities Owned
5.	Other Securities Owned

A summary of other securities owned is as follows:

December 31,	2012	2011

Schwab Funds® money market funds	$329	$332
Equity and bond mutual funds	217	183
State and municipal debt obligations	48	46
Equity, U.S. Government and corporate debt, and other securities	42	32

Total other securities owned	$636	$593

The Company’s positions in Schwab Funds® money market funds arise from certain overnight funding of clients’ redemption, check-writing, and debit card activities. Equity and bond mutual funds include mutual fund investments held at CSC, investments made by the Company relating to its deferred compensation plan, and inventory maintained to facilitate certain Schwab Funds and third-party mutual fund clients’ transactions. State and municipal debt obligations, equity, U.S. Government and corporate debt, and other securities include securities held to meet clients’ trading activities.